UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2005

––––––––––––

Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32365	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3225 North Central Avenue, Suite 1205 Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 602-277-5559

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

Tallahassee Mall Acquisition

On June 29, 2005, Feldman Mall Properties, Inc. (the “Company”), announced the completion of the acquisition of the ground leasehold and improvements constituting the Tallahassee Mall (the “Property”), a 963,000 square foot mall located in Tallahassee, Florida. The Property was acquired pursuant to a Contract for Sale and Purchase dated April 20, 2005, as amended on May 3, 2005 and further amended on June 23, 2005, by and between Tallahassee Mall Partners, Ltd. and FMP Tallahassee LLC, a wholly owned subsidiary of Feldman Equities Operating Partnership, LP, the operating partnership subsidiary of the Company. The purchase price of approximately $61.4 million includes the assumption of the existing mortgage loan of approximately $45.8 million plus cash in the amount of approximately $15.6 million. The Property is subject to a long term ground lease that expires in the year 2063 (assuming the exercise of extension options of 30 years and 19 years). Financing for the Property was funded with proceeds from a six-month first mortgage bridge loan financing collateralized by one of the Company's other properties, Colonie Center, a 1.2 million square foot mall located in Albany, New York.

The Company reported in a Form 8-K filed on July 5, 2005 that it would file pro forma financial information and financial statements of the Property. This Form 8-K/A is being filed to file such pro forma financial information and financial statements. No other change is effected by this Form 8-K/A.

2

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Tallahassee Mall:

Independent Auditors’ Report

Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004

Notes to Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004

(b)	Pro Forma Financial Information.

Feldman Mall Properties, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2005

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004

Notes to Pro Forma Condensed Consolidated Financial Statements

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.

By: /s/ Thomas E. Wirth
       Name: Thomas E. Wirth
       Title: Executive Vice President and Chief Financial Officer

Date: September 14, 2005

4

Back to Contents

Back to Contents

INDEPENDENT AUDITORS’ REPORT

The Partners
Tallahassee Mall Partners, Ltd.

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as The Tallahassee Mall, located in Tallahassee, Florida (the Property) for the year ended December 31, 2004 (the Historical Summary). This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
September 13, 2005

Back to Contents

TALLAHASSEE MALL

     STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004
(Dollar amounts in thousands)

	Six months ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004

Revenues:
Rental income (note 3)	$3,763	$7,734
Tenant reimbursements	817	1,595
Other income	61	43

Total revenues	4,641	9,372
Operating Expenses:
Utilities	216	471
Cleaning services	252	494
Repairs, maintenance, and supplies	524	984
Real estate taxes	375	756
Security	262	539
Insurance	102	238
Ground rent	182	364
General and administrative	279	477
Interest Expense	2,000	4,130

Total expenses	4,192	8,453

Excess of revenues over certain expenses	$449	$919

See accompanying notes to statements of revenues and certain expenses.

Back to Contents

TALLAHASSEE MALL

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004
(Dollar amounts in thousands)

1.  Nature of the Property’s Busines

Tallahassee Mall is a regional mall located in Tallahassee, Florida (the “Property”), consisting of approximately 963,000 square feet of rentable area. The mall was opened in 1971 with a major expansion completed in 1993.

The leasehold interest in the Property was previously owned by Tallahassee Mall Partners, Ltd (the “Company”), which was formed in June 1995 under the laws of the State of Florida.

On June 28, 2005, Feldman Mall Properties, Inc. purchased the Property from the Company for $61,400, which included the assumption of the existing mortgage loan of approximately $45,800 plus cash in the amount of approximately $15,600.

2.  Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statements of Revenues and Certain Expenses (Historical Summary) have been prepared for the purpose of complying with the provisions of Article 3:14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain expenses of the Property, exclusive of interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees (collectively, the “Excluded Items”), which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases. Percentage rents are recognized as a percentage of a tenant’s sales or once the tenant income thresholds, if any, have been exceeded.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Back to Contents

TALLAHASSEE MALL

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004
(Dollar amounts in thousands)

3.  Leases

The Company has entered into non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2004, the fixed future minimum rental income on non-cancellable operating leases expiring in various years through 2015 is as follows:

Year ending December 31	Amounts

2005	$6,504
2006	5,606
2007	4,899
2008	4,011
2009	3,417
Thereafter	12,319

Total	$36,756

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Company’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the Historical Summary includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease in rental income of $107 and $218 for the six months ended June 30, 2005 (unaudited), and for the year ended December 31, 2004, respectively.

The Property is subject to a ground lease that covers the 73-acre site on which the Property is located. As of December 31, 2004, the ground lease has 9 years remaining on its original term with two renewal option periods of 30 and 19 years, for a total remaining term of 58 years. The ground lease provides for rental payments based on the greater of a fixed payment ($200 during 2004) or 25% of all percentage rents received from subtenants. The ground lease has fixed increases in the minimum payment amount. The Company is accruing expense on the lease on a straight-line basis through the first renewal period because renewal of the lease is considered reasonably assured due to the economic detriment of abandoning other leasehold assets if the first renewal option were not to be exercised. Future minimum lease payments (including a required 10% administration fee and assumed renewal of the first renewal period) under this lease as of December 31, 2004 are as follows:

Year ending December 31,	Amount

2005	$224
2006	233
2007	242
2008	251
2009	260
Thereafter	14,546

Total	$15,756

Back to Contents

TALLAHASSEE MALL

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004
(Dollar amounts in thousands)

4.   Mortgage and Financing Activities

The Property remains collateralized by a first mortgage (the “First Mortgage”), which the Company entered into on July 1, 1999 and provided a debt facility of $48,000. Borrowings under the First Mortgage are collateralized by a lien on the leasehold interest in the Property and the assignment of rents and leases. Monthly payments under the First Mortgage include principal and interest. The constant payment is based on an amortization schedule of 360 months and a fixed interest rate of 8.60%. The maturity date of the First Mortgage is July 11, 2029. The First Mortgage may not be prepaid prior to July 11, 2009. It can be prepaid thereafter without penalties.

Principal payments due related to the First Mortgage are as follows:

Year ending December 31,	Amount

2005	$470
2006	513
2007	560
2008	599
2009	665
Thereafter	43,277

Total	$46,084

5.  Concentration Risks

     One tenant (movie theater) whose lease expires on November 2016, accounted for more than 10% of the total rental income for the six month period ended June 30, 2005 (unaudited) and for the year ended December 31, 2004, which aggregated $484 and $969, respectively.

Back to Contents

FELDMAN MALL PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and the year ended December 31, 2004 are presented as if the Feldman Mall Properties, Inc.’s (the “Company”) initial public offering, formation transactions and the acquisitions of the Tallahassee Mall, Colonie Center Mall and Stratford Square Mall had been made on January 1, 2004.

The pro forma adjustments reflect acquisition of the minority interest held by unaffiliated third parties in the Foothills Mall. Pro forma purchase accounting adjustments are calculated pursuant to Statement of Financial Accounting Standards No. 141.

The historical unaudited balance sheet as of June 30, 2005 included in the Company’s quarterly report on Form 10-Q included the acquisition of the Tallahassee Mall and therefore, no pro forma balance sheet is presented.

The pro forma condensed consolidated statements of operations should be read in conjunction with the Company’s 2004 Annual Report on Form 10-K. The pro forma condensed consolidated statements of operations do not purport to represent the results of operations that would actually have occurred assuming the completion of this offering, the formation transactions, the financing transactions, the acquisitions of the Tallahassee Mall, Colonie Center Mall and Stratford Square Mall and the acquisition of additional interest in the Foothills Mall all had occurred by the first day of the periods presented; nor do they purport to project our results of operations as of any future date or for any future period.

Back to Contents

FELDMAN MALL PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005
(Unaudited)

(amounts in thousands, except share and per share data)	June 30, 2005 (Unaudited)	Acquisition of Colonie Center Mall	Financing Transactions	Acquisition and Financing of Tallahassee	Company Pro Forma

	(AA)	(CC)	(DD)	(JJ)
Revenue:
Rental	$12,580	750	—	4,329	$17,659
Tenant reimbursements	6,952	370	—	817	8,139
Management, leasing and development services	266	—	—	—	266
Interest and other income	626	2	(104)	61	585

Total Revenue	20,424	1,122	(104)	5,207	26,648

Expenses:
Rental property operating and maintenance	6,383	497	—	1,356	8,236
Real estate taxes	2,516	165	—	375	3,056
Ground Rent	—	—	—	250	250
Interest (including amortization of deferred financing costs)	3,604	—	—	2,227	5,831
Depreciation and amortization	4,477	167	—	2,208	6,851
General and administrative	2,718	—	—	279	2,997

Total Expenses	19,698	828	—	6,695	27,220

Equity in loss of unconsolidated real estate partnership	(76)	—	—	—	(76)

Income (loss) before minority interest	650	294	(104)	(1,488)	(648)
Minority interest	74	34	(12)	(170)	(74)

Net income (loss)	$576	260	(92)	(1,318)	$(574)

Pro forma basic loss per share					$(0.05)
Pro forma diluted loss per share					$(0.05)
Pro forma weighted average common shares outstanding — basic					12,400,868
Pro forma weighted average common shares outstanding — diluted					12,400,868

See accompanying notes to pro forma condensed consolidated statements of operations

Back to Contents

FELDMAN MALL PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(Unaudited)

(amounts in thousands, except share and per share data)	The Company December 16, 2004 to December 31, 2004	Predecessor Historical January 1, 2004 to December 15, 2004	Acquisition of Minority Interest in Foothills Mall	Acquisition of Colonie Center Mall	Financing Transactions	Other Pro Forma Adjustments		Acquisition and Financing of Stratford		Company Pro Forma	Acquisition and Financing of Tallahassee	Company Pro Forma

	(AA)	(AA)	(BB)	(CC)	(DD)			(II)			(JJ)
Revenue:
Rental	$327	6,340	—	9,954	—	—		11,478		$28,099	8,826	$36,925
Tenant reimbursements	193	4,124	—	4,465	—	—		4,903		13,685	1,595	15,280
Management, leasing and development services	58	917	—	—	—	—		—		975	—	975
Interest and other income	52	250	—	72	—	—		322		696	43	739

Total Revenue	630	11,631	—	14,491	—	—		16,703		43,455	10,464	53,919

Expenses:
Rental property operating and maintenance	329	3,886	—	4,208	—	—		4,320		12,743	2,726	15,469
Real estate taxes	45	1,218	—	1,824	—	—		1,862		4,949	756	5,705
Ground Rent	—	—	—	—	—	—		—		—	501	501
Interest (including amortization of deferred financing costs)	443	4,007	—	—	(1,996)	412	(GG)	3,750	(KK)	6,616	4,890	11,506
Depreciation and amortization	211	1,462	889	2,571	—	—		4,333		9,465	4,162	13,627
General and administrative	1,047	3,485	—	621	—	(2,710)	(EE)	877		4,302	477	4,779
						982	(FF)
Other	—	13	—	—	—	—		—		13	—	13

Total Expenses	2,075	14,071	889	9,224	(1,996)	(1,316)		15,142		38,089	13,512	51,601

Equity in earnings of unconsolidated real estate partnership	12	425	—	—	—	—		—		437	—	437

Income (loss) before minority interest	(1,433)	(2,015)	(889)	5,267	1,996	1,316		1,562		5,803	(3,048)	2,755
Minority interest	(184)	233	(30)	—	—	528	(HH)	201		749	(393)	355

Net income (loss)	$(1,249)	(2,248)	(859)	5,267	(1,996)	$788		1,360		$5,055	(2,655)	$2,400

Pro forma basic earnings per share												$0.22
Pro forma diluted earnings per share												$0.22
Pro forma weighted average common shares outstanding — basic												10,789,895
Pro forma weighted average common shares outstanding — diluted												12,383,359

See accompanying notes to pro forma condensed consolidated statements of operations

Back to Contents

FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollar amounts in thousands, except per share data)

1.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statements of operations for the six month period ended June 30, 2005 and the year ended December 31, 2004 are as follows:

(AA)     Reflects the historical condensed consolidated statements of operations of Feldman Equities of Arizona LLC (the “Predecessor”) for the period January 1, 2004 to December 15, 2004 and the Company’s Condensed Consolidated Results of Operations of Feldman Mall Properties, Inc. (the “Company”) for all subsequent periods. The interests in the Predecessor contributed to Feldman Equities Operating Partnership, LP (the “Operating Partnership”) in exchange for limited partnership interests in the Operating Partnership were recorded at the Predecessor’s historical cost. As a result, expenses such as depreciation and amortization to be recognized by the Operating Partnership related to the contributed interests are based on the Predecessor’s historical cost of the related assets.

As discussed below, upon consummation of the Company’s initial public offering, which occured on December 15, 2004, and the formation transactions, the Company owned 87.1% of the Operating Partnership and will have control over major decisions of the Operating Partnership. Accordingly, the Company consolidates the revenues and expenses of the Operating Partnership. See note (II) for the pro forma adjustment to allocate 12.9% of the net income of the Operating Partnership to the limited partners of the Operating Partnership. At June 30, 2005, the Company owned 11.4% of the Operating Partnership.

Pursuant to contribution agreements among the owners of the Predecessor and the Operating Partnership, which were executed on August 13, 2004, the Operating Partnership received a contribution of interests in the Predecessor, which includes the property management, leasing, and real estate development operations in exchange for limited partnership interests in the Operating Partnership.

As of August 13, 2004, Mr. Larry Feldman, Chairman and Chief Executive Officer of the Company, is the ultimate owner of 100% of the Company. Mr. Feldman (including members of his family) and three other members of management of the Company (Messrs. Bourg, Jensen and Erhart) own 100% of the Predecessor. They contributed their ownership interests in the Predecessor to the Operating Partnership pursuant to contribution agreements. Collectively, these contributors owned 12.9% of the Operating Partnership, as limited partners, at the consummation of the Company’s initial public offering. The exchange of their contributed interests was accounted for as a reorganization of entities under common control; accordingly the contributed assets and assumed liabilities were recorded at the Predecessor’s historical cost basis.

Upon consummation of the offering and the formation transactions, Feldman Holdings Business Trust I and Feldman Holdings Business Trust II, business trusts owned by the Company, as general and limited partners, own 87.1% of the Operating Partnership and have control over major decisions of the Operating Partnership, including decisions related to sale or refinancing of the properties. Accordingly, the Company will consolidate the assets and liabilities of the Operating Partnership in accordance with AICPA Statement of Position 78-9, Accounting for Investments in Real Estate Ventures (“SOP 78-9”). As of August 13, 2004, Feldman Holdings Business Trust I owns 0.01% of the Operating Partnership as general partner, and Jim Bourg, our Executive Vice President and Chief Operating Officer, and Scott Jensen, our Executive Vice President of Leasing, own 99.99% as limited partners.

In connection with the formation transactions, the Company entered into agreements with the contributors that indemnify them with respect to certain tax liabilities intended to be deferred in the formation transactions if those liabilities are triggered either as a result of a taxable disposition of a property by the Company or if the Company fails to guarantee or otherwise bear the risk of loss with respect to certain amounts of the Company’s debt for tax purposes (the “contributor-guaranteed debt”). With respect to tax liabilities arising out of property sales, the indemnity will cover 100% of any such liability until December 31, 2009 and will be reduced by 20% of the aggregate liability on each of the five following year ends thereafter. The Company also has agreed to maintain approximately $10 million of indebtedness, and to offer the contributors the option to guarantee $10 million of the Operating Partnership’s indebtedness, in order to enable them to continue to defer certain tax liabilities. The obligation to maintain such indebtedness extends to 2013, but will be extended by an additional five years for any contributor that holds (together with his affiliates) at that time at least 25% of the OP units issued to them in the formation transactions.

In connection with the formation transactions, we extinguished an intercompany loan owed to Feldman Partners, LLC (an entity controlled by Larry Feldman and owned by him and his family), in the amount of $5.9 million. Of this loan, $1.9 million was converted into equity securities and $4.0 million was repaid in cash. This loan was used to invest in the Harrisburg Mall and the Foothills Mall and pay overhead expenses.

(BB)     Reflects purchase accounting and elimination entries resulting from the December 15, 2004 acquisition of the minority interest previously owned by third parties in the Foothills Mall, a consolidated property in the Predecessor’s historical consolidated financial statements. The pro forma adjustments are comprised of the following:

(i)	Increase in amortization of in-place lease value resulting from purchase accounting adjustment.

(ii)	Elimination of allocation of income to minority investor.

Back to Contents

FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollar amounts in thousands, except per share data)

(CC)     Reflects the pro forma adjustment of the Colonie Center Mall for the six month period ended June 30, 2005 and the year ended December 31, 2004. The Company acquired the Colonie Center Mall on February 1, 2005.

	Colonie Center Mall Historical for one month ended January 31, 2005(3)	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$750	—	(1)	$750
Tenant reimbursements	370	—		370
Other	2	—		2

Total revenue	1,122	—		1,122

Expenses:
Rental property operating and maintenance	497	—		497
Real estate taxes	165	—		165
Depreciation and amortization	—	—	(2)	—
General and administrative	167	—		167

Total expenses	828	—		828

Excess revenue over expenses	$294	—		$294

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.
(3)	The adjustments resulting from purchase accounting were not considered material and have not been included in the pro forma results.

	Colonie Center Mall Historical for the Year Ended December 31, 2004	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$8,943	1,011	(1)	$9,954
Tenant reimbursements	4,465	—		4,465
Other	72	—		72

Total revenue	13,480	1,011		14,491

Expense:
Rental property operating and maintenance	4,208	—		4,208
Real estate taxes	1,824	—		1,824
Depreciation and amortization	—	2,571	(2)	2,571
General and administrative	621	—		621

Total expenses	6,653	(2,571)		9,224

Excess revenue over expenses	$6,827	(1,560)		$5,267

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.

Back to Contents

(DD)     Decrease in interest expense as a result of the repayment of certain indebtedness from the proceeds of the offering.

For the year ended December 31, 2004:
Foothills Mall (1)	Interest related to mezzanine loan to be repaid	$(730)
	Related amortization of deferred financing costs	(396)
Due to Affiliates (2)	Interest related to loan to be repaid or converted to equity	(777)
Line of Credit (3)	Interest related to borrowings to be repaid	(93)

		$(1,996)

(1)	Amounts represent historical interest and amortization of mezzanine loan costs.
(2)	Amounts represent historical interest expense on loan due to an affiliate at a rate of 15% per annum.
(3)	Amounts represent interest at the prime rate plus 1.50% per annum.

The reduction in interest and other income for the six month period ended June 30, 2005 represents income earned on excess cash prior to the Colonie Mall acquisition.

(EE)    Compensation Expense:

To reverse non-recurring compensation and organizational costs

Year ended 12/31/2004

Issuance of limited partnership units in the Operating Partnership to Jeffrey Erhart	$1,980
Initial organizational costs	730

$2,710

(FF)     Increase in general and administrative expenses as a result of becoming a self-administered REIT and a public company

Year ended 12/31/2004

Incremental salaries and estimated bonuses (10% of incremental salaries) based on employment agreements for senior management who were hired as a result of becoming a public company or existing management who will have new employment contracts	$742
Estimate of annual director and committee fees and expenses for three independent directors, at $240 per year	240

$982

(GG)     Reflects interest expense related to the accretion of the Company’s earn out liability totaling $412 for the year ended December 31, 2004, representing the Company’s estimate of the change in the fair value of such financial instrument.

(HH)     Allocate minority interest in net income (loss) of the Operating Partnership as a result of issuing 1,593,464 limited partnership units in the Operating Partnership to Messrs. Feldman (including members of his family), Bourg, Jensen and Erhart in exchange for a portion of their interests in the Predecessor:

	Six Months Ended June 30 2005	Year ended 12/31/2004

Total income (loss) before allocation to minority interest (1)(2)	$(648)	$2,755
Percentage allocable to minority interest	11.4%	12.9%

	$(74)	$355

(1) After adjustments CC, DD, and JJ in 2005
(2) After adjustments BB, GG, II and JJ in 2004

(II)     Reflects the pro forma adjustment of the Stratford Square Mall for the year ended December 31, 2004.

	Stratford Square Mall Historical for the Year Ended December 31, 2004	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$10,725	753	(1)	$11,478
Tenant reimbursements	4,903	—		4,903
Other	322	—		322

Total revenue	15,950	753		16,703
Expenses:
Rental property operating and maintenance	4,320	—		4,320
Real estate taxes	1,862	—		1,862
Depreciation and amortization	—	4,333	(2)	4,333
General and administrative	877	—		877

Total expenses	7,059	—		11,392

Excess revenue over expenses	$8,891	(3,580)		$5,311

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.

The pro forma results also include the interest expense totaling $3,750 in 2004 for the $75 million first mortgage at a fixed rate of 5% interest rate which is secured by the Stratford Square Mall. The proceeds of the first mortgage were used to fund the Colonie Mall Acquisition.

(JJ)     Reflects the pro forma adjustment of the Tallahassee Mall for the six month period ended June 30, 2005 and the year ended December 31, 2004.

	Tallahassee Mall Historical for the Six Months Ended June 30, 2005	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$3,763	566	(1)	$4,329
Tenant reimbursements	817	—		817
Other	61	—		61

Total revenue	4,641	566		5,207

Expenses:
Rental property operating and maintenance	1,356	—		1,356
Real estate taxes	375	—		375
Interest (including amortization of deferred financing costs)	2,000	(890	)(3)	1,110
Ground Rent	182	68	(4)	250
Depreciation and amortization	—	2,208	(2)	2,208
General and administrative	279	—		279

Total expenses	4,192	1,386		5,578

Excess revenue over expenses	$449	(820)		$(371)

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.
(3)	The decrease in interest expense reflects the amortization of the above market interest rate on the acquired first mortgage.
(4)	The increase in ground rent expense reflects the amortization of the acquired below market ground lease.

	Tallahassee Mall Historical for the Year Ended December 31, 2004	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$7,734	1,092	(1)	$8,826
Tenant reimbursements	1,595	—		1,595
Other	43	—		43

Total revenue	9,372	1,092		10,464

Expenses:
Rental property operating and maintenance	2,726	—		2,726
Real estate taxes	756	—		756
Interest (including amortization of deferred financing costs)	4,130	(1,775	)(3)	2,355
Ground Rent	364	137	(4)	501
Depreciation and amortization	—	4,162	(2)	4,162
General and administrative	477	—		1,477

Total expenses	8,453	2,524		10,977

Excess revenue over expenses	$919	(1,432)		$(513)

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.
(3)	The decrease in interest expense reflects the amortization of the above market interest rate on the acquired first mortgage.
(4)	The increase in ground rent expense reflects the amortization of the acquired below market ground lease.

The pro forma interest expense includes interest on a $50.7 million first mortgage bearing interest at 5.0% secured by the Colonie Center Mall. A portion of the proceeds were used to fund the purchase of the Tallahassee Mall.